                                                                   Exhibit 10.9



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                            REGISTRATION RIGHTS AGREEMENT


                                       Between


                                 BIG CITY RADIO, INC.


                                         and


                            THE STOCKHOLDERS NAMED HEREIN



                -----------------------------------------------------

                    Class A Common Stock, par value $.01 per share

                -----------------------------------------------------


                            Dated as of December __, 1997







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

                                  TABLE OF CONTENTS



                                                                            PAGE

1.  Registration Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . .1
    1.1. Registration on Request.. . . . . . . . . . . . . . . . . . . . . . .1
    1.2. Piggy-Back Registration . . . . . . . . . . . . . . . . . . . . . . .3
    1.4. Preparation; Reasonable Investigation.. . . . . . . . . . . . . . . .6
    1.5. Conditions to Obligations of the Company. . . . . . . . . . . . . . .6
    1.6. Indemnification.. . . . . . . . . . . . . . . . . . . . . . . . . . .7
    1.7. Underwritten Offerings. . . . . . . . . . . . . . . . . . . . . . . 10

 2. Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

 3. Rule 144 and Rule 144A . . . . . . . . . . . . . . . . . . . . . . . . . 13

 4. Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . 13

 5. Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

 6. Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

 7. Investment Only. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

 8. No Inconsistent Agreements . . . . . . . . . . . . . . . . . . . . . . . 14

 9. Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

 10.     Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

 11.     Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . 15

 12.     Descriptive Headings. . . . . . . . . . . . . . . . . . . . . . . . 15

 13.     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

 14.     Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

         REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of December __, 1997, between Big City Radio, Inc., a Delaware corporation (the "Company"), Stuart Subotnick and Anita Subotnick (together, the "Stockholders"). Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 2 of this Agreement.

         WHEREAS, in connection with the initial public offering by the Company of its shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), the shares of Common Stock, par value $.01 per share, held by the Stockholders were reclassified into shares of Class B Common Stock, par value $01 per share, convertible at any time into an equivalent number of shares of Class A Common Stock (the "Shares");

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1.   REGISTRATION RIGHTS

              1.1. REGISTRATION ON REQUEST.

                   (a) REQUEST. At any time after the Company qualifies to utilize a Registration Statement on Form S-3 to register its shares of Class A Common Stock, upon the written request of the Stockholders that the Company effect the registration under the Securities Act of all or part of the Stockholders' Registrable Securities, the Company promptly will give written notice of such requested registration (the "Registration Notice") to the Executive, and thereupon the Company will use its best efforts to effect, at the earliest possible date, the registration under the Securities Act, including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request (but only if the Company is then eligible to use such a shelf registration), of (i) the Registrable Securities which the Company has been so requested to register by the Stockholders, and (ii) all other Registrable Securities which the Company has been requested to register by the Executive thereof (such holder together with the Stockholders hereinafter are referred to as the "Selling Holders") by written request given to the Company within 10 days after the giving of the Registration Notice by the Company, all to the extent requisite to permit the disposition of the Registrable Securities so to be registered.

                   (b)  REGISTRATION STATEMENT FORM.  Registrations under this
Section 1.1 shall be on such appropriate registration form of the Commission as shall be reasonably selected by the Company in consultation with the Selling Holders.

                   (c) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 1.1 shall not be deemed to have been effected until such time as a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement and all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement.

                   (d)  SELECTION OF UNDERWRITERS.  If a majority of the
Selling Holders of all Registrable Securities to be covered by a registration so elects, the offering of such Registrable Securities pursuant to this Section 1.1 shall be in the form of an underwritten offering. The underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be a firm or firms of nationally recognized standing selected by all of the Selling Holders of the Registrable Securities to be included in such registration and shall be reasonably acceptable to the Company, it being agreed that Donaldson, Lufkin & Jenrette Securities Corporation is reasonably acceptable to the Company.

                   (e) PRIORITY IN REQUESTED REGISTRATION. If the managing underwriter of an underwritten offering shall advise the Company in writing or if the Company determines in good faith based upon the advice of its financial advisor for any offering which is not underwritten (and in each such case the Company shall promptly advise each Selling Holder of Registrable Securities requesting registration of such advice) that, in the underwriter's or the Company's opinion, as the case may be, the total number of Registrable Securities requested to be included in such registration exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Company's securities or the price that may be obtained in such offering, to the extent the underwriter or the Company, as the case may be, determines that certain of the Registrable Securities requested to be registered by the Selling Holders must be excluded, they shall be excluded pro rata among each of the Selling Holders requesting such registration on the basis of the estimated aggregate gross proceeds to be received by such Selling Holders from the sale of their Registrable Securities. To the extent Registrable Securities requested to be registered are excluded from the offering pursuant to the immediately preceding sentence, the holders of such Registrable Securities shall have the right to one additional demand registration pursuant to this Section 1.1.

                   (f)  LIMITATIONS ON REGISTRATION ON REQUEST.
Notwithstanding anything in this Section 1.1 to the contrary (except as provided in Section 1.1(f)), in no event will the Company be required to effect pursuant to this Section 1.1, (i) in the aggregate, more than six (6) registrations, (ii) more than two (2) registrations within any six (6) month period, (iii) any registration within six (6) months after the effectiveness of a registration statement by the Company offering its shares of Class A Common Stock (other than a registration statement on Form S-8 with respect to an employee benefit plan), or (iv) any registration valued at less than $10,000,000 based upon the then current market price or fair market values as estimated by the Company's Board of Directors, in good faith based upon the advice of the Company's underwriter in the case of an underwritten offering, or the Company's financial advisor for any offering which is not underwritten.


                   (g) EXPENSES. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this
Section 1.1.

              1.2. PIGGY-BACK REGISTRATION.

                   (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. Except in connection with exclusive registration rights of a holder of securities which are not the Registrable Securities, if the Company at any time proposes to file a registration statement to register any of its securities under the Securities Act (except for registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, it will each such time give prompt written notice to the Stockholders of its intention to do so and of such Stockholders' rights under this Section 1.2. Upon the written request of the Stockholders (which request shall specify the amount of Registrable Securities intended to be disposed of by the Stockholders) made as promptly as practicable and in any event within 20 days after the receipt of any such notice, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Stockholders thereof. No registration effected under this Section 1.2 shall relieve the Company of its obligation to effect any registration upon request under Section 1.1.

                   (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If the managing underwriter of any underwritten offering shall advise the Stockholders in writing that in its opinion the total amount of securities including Registrable Securities requested to be included in such registration exceeds the number of securities including Registrable Securities that can be sold in such offering without adversely affecting the market for the Company's securities or the price that may be obtained in such offering then the Company will include in such registration, to the extent of the number which the Company is so advised can reasonably be expected to be sold in (or during the time of) such offering, (i) first, all securities proposed by the Company to be sold for its own account,
(ii) then, Registrable Securities requested to be included in such registration by the Stockholders pursuant to this Agreement, pro rata among the Stockholders on the basis of the estimated aggregate gross proceeds from the sale thereof, and (iii) finally, other securities to be sold by holders, pro rata among all sellers on the basis of the estimated aggregate gross proceeds from the sale thereof.

                   (c) EXPENSES. The Company will pay all Registration Expenses in connection with any registration effected pursuant to this
Section 1.2.

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                                                                          4


              1.3. REGISTRATION PROCEDURES. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1.1 and 1.2, the Company will, as expeditiously as possible:

                   (a) subject to Section 1.5 hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement or as may be reasonably requested by the Selling Holders, until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                   (b) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                   (c) use its best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision
(c) be obligated to be so qualified, subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                   (d) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Selling Holders to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                   (e) subject to Section 1.5 hereof, promptly notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                   (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus; and

                   (g) use its best efforts to list all Registrable Securities covered by such registration statement on the NYSE, the AMEX or such other national securities exchange on which Registrable Securities of the same class and, if applicable, series, covered by such registration statement are then listed or on the National Association of Securities Dealers Automated Quotations System, Inc. ("NASDAQ") if the Registrable Securities are quoted on NASDAQ.

The Company may (i) require the Selling Holders to furnish the Company such information regarding such sellers and the distribution of such securities as the Company may from time to time reasonably request in writing and (ii) require the Selling Holders to agree to comply with the Securities Act and the Exchange Act in connection with the registration and distribution of the Registrable Securities.

         Notwithstanding the foregoing, if any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and in its sole and exclusive judgment such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require the insertion therein of language, in form and substance reasonably satisfactory to such holder and the Company, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company.

         The Stockholders agree by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (e) of this Section 1.3, the Stockholders will forthwith discontinue such Stockholders' disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Stockholders' receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (e) of this Section 1.3 and, if so directed by the Company, will promptly deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holders' possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

              1.4 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company (i) shall give a representative holder designated in writing to the Company by the Selling Holders (the "Representative") and counsel and accountants designated by the Representative the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) shall give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Representative and such counsel or accountants, to conduct a reasonable investigation within the meaning of the Securities Act and (iii) shall promptly notify the Representative and its counsel of any stop order issued or threatened by the Commission and promptly take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

              1.5. CONDITIONS TO OBLIGATIONS OF THE COMPANY. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the shares of Class A Common Stock which are to be registered at the request of the Stockholders that such Stockholders shall furnish to the Company such information regarding the securities held by such Stockholders and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

         Notwithstanding any provision in this Agreement to the contrary, if the Board of Directors of the Company determines in its reasonable judgment, at the time it receives a Registration Notice, that (i) there shall be an adverse effect on a then contemplated public offering of the Company's securities,
(ii) the registration and
offering would interfere with any material financing, acquisition, corporate reorganization or other material corporate transaction or development involving the Company that is pending or imminent, (iii) the disclosures that would be required to be made by the Company in connection with such registration would be materially harmful to the Company because of transactions then being considered by, or other events then concerning, the Company, or (iv) registration at the time would require the inclusion of pro forma or other information, which requirement the Company is reasonably unable to comply with without incurring material expense, and the Company promptly gives each Selling Holder, in the case of any registration statement referred to in Section 1.1, notice of that determination (it being understood, however, that in any such event, the Company shall use all reasonable efforts to minimize the length of the postponement), then the Company may defer the filing of the registration statement which is required to effect any registration pursuant to this Section 1.5 for a reasonable period of time, but not in excess of [90] calendar days; PROVIDED, that the Company may not exercise the holdback rights set forth in this
Section 1.5 more frequently than every 3 months. If the Company shall so postpone the filing of a registration statement, the Stockholders, in the case of any registration statement referred to in Section 1.1, shall have the right to withdraw their Registration Notice by giving written notice to the Company within 30 days after the receipt of the notice of the postponement and, in the event of the withdrawal, the Registration Notice that was withdrawn shall not be deemed to have been made.

              1.6. INDEMNIFICATION.

                   (a) INDEMNIFICATION BY THE COMPANY. The Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Sections 1.1 and 1.2, each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, shareholders, employees and affiliates against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, shareholder, employee, affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and the

Company will reimburse each such seller or underwriter and each such director, officer, partner, shareholder, employee, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such seller or any such director, officer, employee, affiliate, partner or controlling person and shall survive the transfer of such securities by such seller.

                   (b) INDEMNIFICATION BY THE SELLERS. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 1.6) the Company, and each director, officer, employee and shareholder of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact contained in or any omission or alleged omission to state therein a material fact in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED, HOWEVER, that the liability of such indemnifying party under this Section 1.6(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, shareholder or controlling person and shall survive the transfer of such securities by such seller.

                   (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 1.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 1.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably requested in connection with the defense of such claim and litigation resulting therefrom.

                   (d) CONTRIBUTION. If the indemnification provided for in this Section 1.6 shall for any reason be held by a court of competent jurisdiction to be unavailable to an indemnified party under subparagraph (a) or
(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subparagraph
(a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement in connection with the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations (the relative fault of the Company and such prospective sellers to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such prospective sellers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission) or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law; in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this subparagraph (d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint and no prospective seller shall be liable under this subparagraph (d) for any amount in excess of the proceeds received by the seller in the offering giving rise to the liability hereunder. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld or delayed.

                   (e) OTHER INDEMNIFICATION. Indemnification and contribution similar to that specified in the preceding subdivisions of this
Section 1.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law, rule or regulation of any governmental authority other than the Securities Act.


                   (f) INDEMNIFICATION PAYMENTS. The indemnification and contribution required by this Section 1.6 shall be made by prompt periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.


              1.7  UNDERWRITTEN OFFERINGS

                   (a) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 1.1, the Company will use its best efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in form and substance to such holders, the Company and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 1.6. The holders of the Registrable Securities proposed to be sold by such underwriters will reasonably cooperate with the Company in the negotiation of the underwriting agreement. Such holders of Registrable Securities to be sold by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution or any other representations required by applicable law.

                   (b) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 1.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Stockholders and subject to the provisions of Section 1.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Stockholders among the securities of the Company to be distributed by such underwriters. The Stockholders shall be party to the underwriting agreement between the Company and such underwriters and may, at his option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to their obligations. The Stockholders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Stockholders, the Stockholders' Registrable Securities and the Stockholders' intended method of distribution or any other representations required by applicable law.

                   (c) If, in connection with any underwritten offering of Registrable Securities, any seller of Registrable Securities disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least fifteen (15) days prior to the effective date of the registration statement effecting the registration of such Registrable Securities. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

         2. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

              "AMEX" means the American Stock Exchange, Inc.

              "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such successor federal statute.

              "EXECUTIVE" means Mr. Michael Kakoyiannis.

              "NYSE" means the New York Stock Exchange, Inc.

              "PERSON" means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency, department or political subdivision thereof) or other entity of any kind.

              "REGISTRABLE SECURITIES" means (i) the Shares, (ii) any other shares of Class A Common Stock owned by the Executive and (iii) any Related Registrable Securities. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not, in the opinion of counsel to the holders (or in the opinion of counsel to the Company, which opinion is reasonably satisfactory to the holders), require registration of them under the Securities Act, or (d) they shall have ceased to be outstanding.

              "REGISTRATION EXPENSES" means all costs, fees and expenses incident to the Company's performance of or compliance with Section 1, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions or transfer taxes with respect to the Registrable Securities and the fees and disbursements of more than one counsel and one accountant for the holders of the Registrable Securities).

              "REGISTRATION NOTICE" is defined in Section 1.1.

              "RELATED REGISTRABLE SECURITIES" means any securities of the Company issued or issuable with respect to the Shares by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

              "SECURITIES ACT" means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such successor federal statute.

              "SELLING HOLDER" is defined in Section 1.1.

              "SHARES" is defined in the Whereas clause of this Agreement.

         3. RULE 144 AND RULE 144A. The Company shall take all actions reasonably necessary to enable the Stockholders to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of the Stockholders, the Company will deliver to such Stockholders a written statement as to whether it has complied with such requirements.

         4. AMENDMENTS AND WAIVERS. This Agreement may not be amended, modified or supplemented, except with the written consent of the Company and the Stockholders.

         5. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, reputable courier service or personal delivery to the following addresses (or at such other address for a party as shall be specified by like notice):

              (1) if to the Stockholders

              c/o Kluge & Company
              215 East 67th Street
              New York, NY 10021
              Telecopy: (212) 606-4337


              (2) if to the Company, to any Vice President at

              Big City Radio, Inc.
              11 Skyline Drive
              Hawthorne, NY  10532
              Telecopy:  (914) 592-4356

              with a copy to:

              Metromedia Company
              One meadowlands Plaza
              East Rutherford, NJ 07073-2137
              Attention: Arnold L. Wadler
              Telecopy: (201) 531-2803

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being sent by reputable courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

         6. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns and, with respect to the Stockholders, any holder of any Registrable Securities, subject to the provisions respecting the minimum number of shares of Registrable Securities required in order to be entitled to certain rights, or to take certain actions, contained herein.

         7. INVESTMENT ONLY. The Stockholders hereby represent and warrant to the Company that they have acquired the Shares for investment only, their own account and not for resale or distribution. The Stockholders further acknowledge that the Shares are being issued pursuant to an exemption from registration under the Securities Act and agree not to sell or otherwise dispose of the Shares in any transaction which, in the reasonable opinion of Company's counsel, would be in violation of the Securities Act. The Stockholders acknowledge that a legend appears on the certificates for the Shares reflecting the foregoing restriction and hereby consent to the Company's maintaining "stop transfer" instructions with its transfer agent with respect thereto.

         8. NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

         9. REMEDIES. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         10. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended and understood that all of the rights and privileges of the Stockholders shall be enforceable to the fullest extent permitted by law.

         11. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         12. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         13. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                        BIG CITY RADIO, INC.


                        By:
                           ---------------------------------------
                           Name:
                           Title:




                        ------------------------------------------
                                       Stuart Subotnick




                        ------------------------------------------
                                       Anita Subotnick